                                                                  Exhibit 10(ii)




                        Consent of Independent Auditors


The Board of Directors
GE Life and Annuity Assurance Company
  and
Contractholders
GE Life & Annuity Separate Account 4:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statements of Additional Information.

Our report on the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary dated January 22, 2001, contains an explanatory paragraph that states the Company changed its method of accounting for insurance-related assessments in 1999.



                                            /s/ KPMG LLP

Richmond, VA
April 19, 2001